MASTR Asset Securitization Trust Series 2003-4 (gp2)

Whole Loan 15YR Fixed-Rate

Deal Size

$400mm approx.

GWAC

5.75% +/-10bps

WAM

178 +/- 2 months

California

40.0% max

Cash Out

20% approx.

WA FICO

730 approx.

WA LTV

60.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level

1.25% approx.

Pricing Speed

325% PSA

Settlement Date

04/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5 % Cleanup Call

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

MASTR Asset Securitization Trust Series 2003-4 (gp3)

Whole Loan 15YR Fixed-Rate

Deal Size

$55mm approx.

GWAC

5.75% +/-10bps

WAM

178 +/- 2 months

California

40.0% max

Cash Out

20% approx.

WA FICO

730 approx.

WA LTV

60.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level

1.25% approx.

Pricing Speed

325% PSA

Settlement Date

04/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

MASTR Asset Securitization Trust Series 2003-4 (gp5)

Whole Loan 30YR Fixed-Rate

Deal Size

$27mm approx.

GWAC

6.20% +/-10bps

WAM

358 +/- 2 months

California

47.0% approx.

Cash Out

40% approx.

WA FICO

705 approx.

WA LTV

72.7% approx.

AAA Ratings

2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level

3.25% approx.

Pricing Speed

300% PSA

Settlement Date

04/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

MASTR Asset Securitization Trust Series 2003-4 (gpl)

Whole Loan 30YR Fixed-Rate

Deal Size

$100mm approx.

GWAC

6.11% +/-10bps

WAM

357 +/- 2 months

California

100%

WA LTV

65.00% approx.

Loan Purpose:

Cash Out Refi

20.0% max.

WA FICO

730 approx.

AAA Ratings

2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level

3.25% approx.

Pricing Speed

300% PSA

Settlement Date

04/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

MASTR Asset Securitization Trust Series 2003-4 (gp4)

Whole Loan 30YR Fixed-Rate

Deal Size

$140mm approx.

GWAC

6.11% +/-10bps

WAM

357 +/- 2 months

California

100%

WA LTV

65.00% approx.

Loan Purpose:

Cash Out Refi

20.0% max.

WA FICO

730 approx.

AAA Ratings

2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level

3.25% approx.

Pricing Speed

300% PSA

Settlement Date

04/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

MASTR Asset Securitization Trust Series 2003-4 (gp6) Whole Loan 30YR Fixed-Rate

Deal Size

$490mm approx.

GWAC

6.17% +/-10bps

WAM

357 +/- 2 months

California

50% max

Avg Loan Balance

$471k approx.

WA LTV

68.00% approx.

Loan Purpose:

Rate Term Refi

56.7% approx.

Cash Out Refi

25.1% approx.

Purchase

18.2% approx.

Doc Type

Full/Alt

61.7% approx.

Low/Limited

23.2% approx.

Streamline Doc

7.6% approx.

Lite

3.2% approx.

Other

4.3% approx.

Property Type

SF/PUD

95.2% approx.

Other

4.8% approx.

Occupancy

Primary

97.0% approx.

Secondary

2.7% approx.

Investor

0.3% approx.

WA FICO

730 approx.

AAA Ratings

2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level

3.25% approx.

Pricing Speed

300% PSA

Settlement Date

04/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

MASTR Asset Securitization Trust Series 2003-4 (gp6)

Whole Loan 30YR Fixed-Rate

Originator

% of deal

RBC Mortgage

29.99

approx.

Principal Residential Mortgage

22.13

approx.

HSBC

15.60

approx.

Downey Savings

  9.18

approx.

Bank of America

  5.81

approx.

MidAmerica Bank

  5.58

approx.

Greenpoint

  4.62

approx.

First Magnus

  2.69

approx.

Alliance Bancorp

  2.15

approx.

Plaza Home

  1.99

approx.

Taylor Bean

  0.26

approx.

All numbers approximate.

All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

MASTR Asset Securitization Trust Series 2003-4 (gp7)

Whole Loan 30YR Fixed-Rate Relo

Deal Size

$27mm approx.

GWAC

5.84% +/-10bps

WAM

357 +/- 2 months

California

34.5% approx.

Avg Loan Balance

$432k approx.

WA LTV

74.88% approx.

Loan Purpose:

Rate / Term Refi

19.34% approx.

Cash Out Refi

1.34% approx.

Purchase

79.32% approx.

Property Type

SF/PUD

93.1% approx.

Condo

6.9% approx.

Occupancy

Primary

100.0% approx.

Document Type

Full

100.0% approx.

WA FICO

736 approx.

AAA Ratings

2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level

2.50% approx.

Pricing Speed

375% PSA

Settlement Date

04/30/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5 % Cleanup Call

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.